May 31, 1999



Dear Fellow Shareholders:

     Nicholas Equity Income Fund declined 8.65% for the fiscal year ended March 31, 1999. Net assets at March 31,
1999 were $25 million. Returns for Nicholas Equity Income and selected indices are provided in the chart below for periods ended March 31, 1999.

                                 Average Annual Total Return*
                                 ---------------------------
                                  One Year   Three     Five
                                             Years     Years
                                  --------   -----     -----
  Nicholas Equity Income Fund
  (Distributions Reinvested)       (8.65)%   7.98%    10.43%
  Standard & Poor's 500 Index
  (Dividends Reinvested)           18.47%    28.06%   26.23%
  Lehman Brothers Intermediate
  Corporate Bond Index              6.52%    7.35%     7.76%
  Ending value of $10,000
  invested in Nicholas Equity
  Income Fund  (Distributions
  Reinvested)                     $9,135   $12,592   $16,422

     The Fund's investment objective is to produce
reasonable income with moderate long-term growth.  Implicit
in this strategy is less share price volatility and above-
average downside protection.  As of March 31, 1999, the
Fund's 30-day annualized yield was 3.91%, which was one of
the highest yields in the equity income category.   Higher
yielding investments generally have less capital appreciation potential than lower yielding investments. In recent markets, this has been a millstone in regard to investment results.

     At this time, asset composition is approximately as follows: 81% equities, 7% convertible bonds and 12% cash equivalents. It is management's intention to invest primarily in stocks, which have a relatively high and rising dividend return. This category of equities contains many conservative, well-run, growth companies.

     Thank you for your interest in Nicholas Equity Income
Fund. We believe that future results will improve over the Fund's past performance.

                         Sincerely,

                     /S/ Albert O. Nicholas
                         ------------------
                         Albert O. Nicholas
                         President


     *Total returns are historical and include change in share price and reinvestment of dividend and capital gain distributions. Past performance is no guarantee of future results. Principal value, return and yield will fluctuate so an investment, when redeemed, may be worth more or less than original cost. The Fund's average annual total return for the life of the Fund, November 23, 1993, through March 31, 1999, is 9.82%.

Financial Highlights
(For a share outstanding throughout each period)
-------------------------------------------------------------------------------

                                       Year Ended March 31,
                                       --------------------
                              1999      1998      1997      1996      1995
                              ----      ----      ----      ----      ----
NET ASSET VALUE,
   BEGINNING OF PERIOD       $14.35    $12.27    $12.35    $10.56    $10.04
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income         .44       .47       .48       .36       .30
  Net gains (losses) on
   securities (realized
   and unrealized)            (1.66)     2.77       .44      1.77       .50
                              -----     -----     -----     -----     -----
    Total from investment
     operations               (1.22)     3.24       .92      2.13       .80
                              -----     -----     -----     -----     -----

  LESS DISTRIBUTIONS:
  Dividends (from net
   investment income)          (.48)     (.50)     (.45)     (.34)     (.28)
  Distributions (from
   capital gains)              (.17)     (.66)     (.55)       --        --
  Distributions (in excess
     of book realized gains)   (.16)      --       --        --        --
                              -----     -----     -----     -----     -----

    Total distributions        (.81)    (1.16)    (1.00)     (.34)     (.28)
                              -----     -----     -----     -----     -----

NET ASSET VALUE, END OF
   PERIOD                    $12.32    $14.35    $12.27    $12.35    $10.56
                              -----     -----     -----     -----     -----
                              -----     -----     -----     -----     -----

TOTAL RETURN                (8.65)%    27.83%     7.83%    20.61%     8.13%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (millions)                  $25.0     $29.0     $20.8     $15.8     $11.8
Ratio of expenses to
  average net assets          0.90%(1)  0.90%(1)  0.90%(1)  1.38%(1)  1.73%
Ratio of net investment
  income to average net
  assets                      3.36%(1)  3.61%(1)  4.12%(1)  3.26%(1)  3.32%
Portfolio turnover rate      54.41%    36.83%    23.05%    68.85%    10.98%

(1) Net of reimbursements by adviser. Absent reimbursement of expenses, the ratio of expenses to average net assets would have been 1.10%, 1.08%, 1.18% and 1.40% for the fiscal years ended March 31, 1999, 1998, 1997 and 1996, respectively. Also, the respective ratios of net investment income to average net assets would have been 3.16%, 3.43%, 3.84% and 3.24%.

       The accompanying notes to financial statements are an integral part of these statements.

Top Ten Portfolio Holdings
March 31, 1999 (unaudited)
-------------------------------------------------------------------------------

                                                                 Percentage
Name                                                            of Net Assets
----                                                            -------------
Atlantic Richfield Company ...................................     5.84%
Household International, Inc. ................................     5.47%
American Home Products Corporation ...........................     5.22%
Firstar Corporation ..........................................     4.98%
U.S. Bancorp .................................................     4.90%
Dean Foods Company ...........................................     4.27%
Thermo Optek Corporation, 5.00%, due October 15, 2000 * ......     4.26%
RPM, Inc. ....................................................     4.26%
American General Corporation .................................     4.23%
Young Broadcasting Inc., 9.00%, due January 15, 2006 .........     4.20%
                                                                  ------
     Total of top ten portfolio holdings .....................    47.63%
                                                                  ------
                                                                  ------

*Convertible Bond.

Schedule of Investments
March 31, 1999
-------------------------------------------------------------------------------

  Shares or                                                 Quoted
  Principal                                                 Market
  Amount                                                    Value
  ---------                                              ------------
                                                         (Note 1 (a))
COMMON STOCKS - 68.78%
              Banks and Finance - 19.70%
       30,000 Edwards (A.G.), Inc.                     $      980,625
       13,936 Firstar Corporation ................          1,247,272
       30,000 Household International, Inc. ......          1,368,750
       13,238 InvestorsBancorp, Inc. *                        105,904
       36,000 U.S. Bancorp .......................          1,226,250
                                                        --------------
                                                            4,928,801
                                                        --------------
              Business Services - 2.30%
       50,000 Analysts International Corporation              575,000
                                                        --------------

              Energy - 5.83%
       20,000 Atlantic Richfield Company                    1,460,000
                                                        --------------

              Food and Beverage - 4.27%
       30,000 Dean Foods Company .................          1,068,750
                                                        --------------

              Health Care - 5.22%
       20,000 American Home Products Corporation            1,305,000
                                                        --------------
              Industrial Products
                and Services - 4.26%
       80,000 RPM, Inc.                                     1,065,000
                                                        --------------
              Insurance - 10.33%
       15,000 American General Corporation                  1,057,500
       16,000 LaSalle Re Holdings Limited                     236,000
       10,000 Marsh & McLennan Companies, Inc.                741,875
       15,000 PXRE Corporation                                270,000
        8,000 RenaissanceRe Holdings Ltd.                     279,500
                                                        --------------
                                                            2,584,875
                                                        --------------

              Investment Management - 3.28%
       40,000 Waddell & Reed Financial, Inc. - Class A        820,000
                                                        --------------


              Media, Communications
                and Entertainment - 2.69%
       30,000 Cincinnati Bell Inc.                            673,125
                                                        --------------

              Real Estate - 8.01%
       55,500 Bando McGlocklin Capital Corporation            561,937
       44,850 Correctional Properties Trust                   672,750
       70,000 National Health Realty, Inc.                    770,000
                                                        --------------
                                                            2,004,687
                                                        --------------
              Miscellaneous - 2.89%
       30,000 Landauer, Inc.                                  723,750
                                                        --------------

                  TOTAL COMMON STOCKS
                   (cost $13,983,864) ...........          17,208,988
                                                        --------------
NON-CONVERTIBLE BONDS - 8.12%
              Media, Communications
                and Entertainment - 4.20%
   $1,000,000 Young Broadcasting Inc.
               9.00%, due January 15, 2006                  1,050,000
                                                        --------------
              Health Care - 3.92%
    1,000,000 Quorum Health Group, Inc.
               8.75%, due November 1, 2005                    980,000
                                                        --------------
                  TOTAL NON-CONVERTIBLE BONDS
                   (cost $2,019,000) ...........            2,030,000
                                                        --------------
CONVERTIBLE BONDS - 6.32%
              Health Care - 2.06%
    1,000,000 Assisted Living Concepts, Inc.
               6.00%, due November 1, 2002                    515,000
                                                        --------------
              Industrial Products
                and Services - 4.26%
    1,100,000 Thermo Optek Corporation
               5.00%, due October 15, 2000                  1,067,000
                                                        --------------
                  TOTAL CONVERTIBLE BONDS
                   (cost $2,139,000) ...........            1,582,000
                                                        --------------
SHORT-TERM INVESTMENTS - 16.50%
              Commercial Paper - 13.97%
    1,000,000 ConAgra, Inc.
               5.01%, due April 6, 1999 ..........            999,304
      500,000 Fiserv, Inc.
               5.05%, due April 7, 1999 .........             499,579
      800,000 Manpower Inc.
               5.05%, due April 9, 1999 ..........            799,102
      600,000 Tyco International Group S.A.
               5.07%, due April 12, 1999 .........            599,071
      600,000 Banta Corporation
               5.05%, due April 19, 1999 .........            598,485
                                                        --------------
                                                            3,495,541
                                                        --------------
              Variable Rate Demand Notes - 2.53%

      263,076 General Mills, Inc.
               4.54%, due April 1, 1999 ..........            263,076
       65,449 Pitney Bowes Credit Corporation
               4.54%, due April 1, 1999 ..........             65,449
      304,642 Warner-Lambert Company
               4.55%, due April 1, 1999 ..........            304,642
                                                        --------------
                                                              633,167
                                                        --------------
                  TOTAL SHORT-TERM
                   INVESTMENTS
                   (cost $4,123,510) ............           4,128,708
                                                        --------------
                  TOTAL INVESTMENTS
                   (cost $22,265,374) ................     24,949,696
                                                        --------------
              CASH AND RECEIVABLES,
                NET OF LIABILITIES - 0.28% .......             71,154
                                                        --------------
                 TOTAL NET ASSETS (Basis of
                  percentages disclosed above) ...     $   25,020,850
                                                        --------------
                                                        --------------

              * Nondividend paying security.

  The accompanying notes to financial statements are an integral part of this schedule.

Historical Record (unaudited)
-------------------------------------------------------------------------------

                                                          Net Investment                   Dollar         Growth of
                                                Net          Income       Capital Gain    Weighted       An Initial
                                            Asset Value   Distributions  Distributions   Price/Earnings    $10,000
                                            Per Share      Per Share       Per Share       Ratio **     Investment ***
                                            -----------   -------------  -------------   --------------  -------------
November 23, 1993 *........................    $10.00     $    --         $    --             --           $10,000
March 31, 1994.............................     10.04      0.0133              --           14.4 times      10,053
March 31, 1995.............................     10.56      0.2810              --           14.6            10,871
March 31, 1996.............................     12.35      0.3370              --           16.8            13,111
March 31, 1997.............................     12.27      0.4527          0.5483           15.9            14,138
March 31, 1998.............................     14.35      0.5014          0.6586           23.0            18,072
March 31, 1999.............................     12.32      0.4843 (a)      0.3278 (a)       22.0            16,509

   *  Date of Initial Public Offering.                   (a) Paid $0.0875 in net investment income and $0.0515 in
  **  Based on latest 12 months accomplished earnings.       capital gains on May 6, 1998 to shareholders of
 ***  Assuming reinvestment of all distributions.            record April 30, 1998.
                                                             Paid $0.0940 in net investment income on August 5, 1998
                                                             to shareholders of record July 30, 1998.
                                                             Paid $0.1260 in net investment income on October 27, 1998
Range in quarter end price/earnings ratios                   to shareholders of record October 22, 1998.
                                                             Paid $0.1768 in net investment income and $0.2763
       High                      Low                         in capital gains on December 31, 1998 to shareholders of
--------------------    -----------------------              record December 29, 1998.
March 31, 1998  23.0    December 31, 1994  13.9

Statement of Assets and Liabilities
March 31, 1999
-------------------------------------------------------------------------------

ASSETS:
      Investments in securities at market value (cost $22,265,374)(Note 1 (a))...   $24,949,696
      Dividend and interest receivables..........................................       163,389
                                                                                    -----------
                  Total assets...................................................    25,113,085
                                                                                    -----------

LIABILITIES:
      Payables --
            Management fee (Note 2)..............................................        68,152
            Other payables and accrued expenses..................................        24,083
                                                                                    -----------
                  Total liabilities..............................................        92,235
                                                                                    -----------
                  Total net assets...............................................   $25,020,850
                                                                                    -----------
                                                                                    -----------

NET ASSETS CONSIST OF:
      Fund shares issued and outstanding.........................................   $22,568,631
      Net unrealized appreciation on investments (Note 3)........................     2,679,124
      Accumulated undistributed net investment income............................        89,042
      Distributions in excess of book realized gains (Note 1 (d))................      (315,947)
                                                                                    -----------

                                                                                    $25,020,850
                                                                                    -----------
                                                                                    -----------


NET ASSET VALUE PER SHARE ($.0001 par value, 500,000,000 shares authorized), offering price and redemption price ($25,020,850/2,030,594 shares
       outstanding)..............................................................       $12.32
                                                                                        ------
                                                                                        ------

      The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the year ended March 31, 1999
-------------------------------------------------------------------------------

INCOME:
      Interest......................................               $   573,854
      Dividends.....................................                   573,954
                                                                   -----------
                                                                     1,147,808
                                                                   -----------

EXPENSES:
      Management fee (Note 2)......................                    188,511
      Legal fees...................................                     31,873
      Registration fees............................                     21,494
      Audit and tax consulting fees................                     16,575
      Transfer agent fees..........................                     15,177
      Postage and mailing fees.....................                      4,669
      Insurance fees...............................                      3,922
      Printing fees................................                      2,861
      Directors' fees..............................                      2,700
      Pricing fees.................................                      2,115
      Custodian fees...............................                      1,332
      Other operating expenses ....................                      4,027
                                                                   -----------
               Total expenses before reimbursement                     295,256
               Reimbursement of expenses by adviser (Note 2)           (52,886)
                                                                   -----------
                                                                       242,370
                                                                   -----------
               Net investment income..............                     905,438
                                                                   -----------
NET REALIZED GAINS ON INVESTMENTS.................                     319,270
                                                                   -----------

NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS              (3,801,724)
                                                                   -----------
               Net loss on investments............                  (3,482,454)
                                                                   -----------

               Net decrease in net assets resulting
                from operations...................                 $(2,577,016)
                                                                   -----------
                                                                   -----------


       The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets
For the years ended March 31, 1999 and 1998
-------------------------------------------------------------------------------

                                                                                     1999            1998
                                                                                 -----------    -----------
OPERATIONS:
    Net investment income.....................................................   $   905,438    $   901,343
    Net realized gains on investments.........................................       319,270        778,333
    Net increase (decrease) in unrealized appreciation on investments.........    (3,801,724)     4,450,636
                                                                                 -----------    -----------
         Net increase (decrease) in net assets resulting from operations......    (2,577,016)     6,130,312
                                                                                 -----------    -----------

DISTRIBUTIONS TO SHAREHOLDERS:
    Distributions from net investment income
      ($0.4843 and $0.5014 per share, respectively)...........................      (993,087)      (932,718)
    Distributions from net realized gains on investment transactions
      ($0.1717 and $0.6586 per share, respectively)...........................      (347,309)    (1,225,096)
     Distributions in excess of book realized gains
       ($0.1561 per share) (Note 1 (d)).......................................      (315,947)        ___
                                                                                 -----------    -----------
         Total distributions..................................................    (1,656,343)    (2,157,814)
                                                                                 -----------    -----------

CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares issued (264,804 and 447,302 shares, respectively).....    3,490,779      5,856,564
    Net asset value of shares issued in distributions
      to shareholders (121,051 and 158,330 shares, respectively)...............    1,564,910      2,037,382
    Cost of shares redeemed (374,179 and 283,616 shares, respectively).........   (4,773,373)    (3,715,860)
                                                                                 -----------    -----------
         Increase in net assets derived from capital
           share transactions..................................................     282,316       4,178,086
                                                                                 -----------    -----------

         Total increase (decrease) in net assets...............................   (3,951,043)     8,150,584
                                                                                 -----------    -----------

NET ASSETS, at the beginning of the period (including undistributed net
  investment income of $176,691 and $208,066, respectively)....................   28,971,893     20,821,309
                                                                                 -----------    -----------

NET ASSETS, at the end of the period (including undistributed net
  investment income of $89,042 and $176,691, respectively)...................... $25,020,850    $28,971,893
                                                                                 -----------    -----------
                                                                                 -----------    -----------

    The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements
March 31, 1999
-----------------------------------------------------------------------------

(1) Summary of Significant Accounting Policies --
        The Nicholas Equity Income Fund, Inc. (the "Fund") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The primary objective of the Fund is to produce reasonable income with moderate long-term growth as a secondary consideration. To achieve its primary objective, the Fund generally will have at least 65% of its total assets invested in income-producing equity securities. The following is a summary of the significant accounting policies of the Fund:

        (a) Each equity security is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the last bid price. Market values of most debt securities are based on valuations provided by a pricing service which determines valuations for normal institutional-size trading units of securities using market information, transactions for comparable securities and various other relationships between securities which are generally recognized by institutional traders. Variable rate demand notes are valued at cost which approximates market value. U.S. Treasury Bills and commercial paper are stated at market value with the resultant difference between market value and original purchase price being recorded as interest income. Investment transactions are generally recorded no later than the first business day after the trade date. Cost amounts, as reported on the schedule of investments and the statement of assets and liabilities, are the same for federal income tax purposes.

        (b) Net realized gains and losses on common stocks were computed on the basis of specific certificates.

        (c) Provision has not been made for federal income taxes or excise taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

        (d) Excess distributions of book realized gains is the result of different accounting treatment for book and tax purposes and should not be treated as a return of capital for income tax reporting. The Fund is required to distribute at least 98 percent of realized gains through October 31 to avoid paying a federal excise tax. The excess distribution generally represents losses on the sale of portfolio securities in the months of November and December. These losses are used to offset future gains.

        (e) Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at fair market value on date of distribution.

        (f) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from estimates.

(2) Investment Adviser and Management Agreement --
        The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the investment adviser based .70 of 1% on an annual basis of the average net asset value up to and including $50 million, and .60 of 1% on an annual basis) of the average net asset value in excess of $50 million. The adviser has decided to absorb all expenses of the fund in excess of .90% of net assets. The adviser reimbursed $52,886 to the Fund which represents the expenses in excess of .90% (annualized) of net assets for the fiscal year ended March 31, 1999. Also, the investment adviser may be reimbursed for clerical and administrative services rendered by its personnel. The advisory agreement is subject to an annual review by the Directors of the Fund.

(3) Net Unrealized Appreciation --
        Aggregate gross unrealized appreciation (depreciation) as of March 31, 1999, based on investment cost for federal tax purposes is as follows:
             Aggregate gross unrealized
               appreciation on investments .................   $4,332,590
             Aggregate gross unrealized
               depreciation on investments .................   (1,653,466)
                                                              -----------
                  Net unrealized appreciation ..............   $2,679,124
                                                              -----------
                                                              -----------

(4) Investment Transactions --
        For the year ended March 31, 1999, the cost of purchases and the proceeds from sales of investments, other than short-term obligations, aggregated $12,999,214 and $15,703,120, respectively.



Report of Independent Public Accountants
-------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Nicholas Equity Income Fund, Inc.:

      We have audited the accompanying statement of assets and liabilities of NICHOLAS EQUITY INCOME FUND, INC. (a Maryland corporation), including the schedule of investments, as of March 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian and brokers. As to securities purchased but not yet received, we requested confirmation from brokers and, when replies were not received, we carried out other alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nicholas Equity Income Fund, Inc. as of March 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented in conformity with generally accepted accounting principles.




ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin,
April 22, 1999.

                        Officers and Directors

                          ALBERT O. NICHOLAS
                        President and Director

                           ROBERT H. BOCK
                              Director

                          MELVIN L. SCHULTZ
                              Director

                           RICHARD SEAMAN
                              Director

                          DAVID L. JOHNSON
                      Executive Vice President

                          THOMAS J. SAEGER
               Executive Vice President and Secretary

                          DAVID O. NICHOLAS
                        Senior Vice President

                          LYNN S. NICHOLAS
                        Senior Vice President

                           JEFFREY T. MAY
                Senior Vice President and Treasurer

                           MARK J. GIESE
                           Vice President

                          CANDACE L. LESAK
                           Vice President

                          TRACY C. EBERLEIN
                      Assistant Vice President

                         Investment Adviser
                        NICHOLAS COMPANY, INC.
                        Milwaukee, Wisconsin
                    414-272-6133 or 800-227-5987

                          Transfer Agent
                 FIRSTAR MUTUAL FUND SERVICES, LLC
                       Milwaukee, Wisconsin
                   414-276-0535 or 800-544-6547

                             Custodian
                    FIRSTAR BANK MILWAUKEE, N.A.
                         Milwaukee, Wisconsin

                            Auditors
                       ARTHUR ANDERSEN LLP
                      Milwaukee, Wisconsin

                             Counsel
                    MICHAEL, BEST & FRIEDRICH LLP
                       Milwaukee, Wisconsin


        This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.